                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND
                                                                          ANNUAL
                                                                          REPORT
                                                                JANUARY 31, 2000

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FUND HIGHLIGHTS
----------------
ANNUAL FINANCIAL INFORMATION
RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund. The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The Fund invests at least 65% of its assets in government securities of the United States and other countries, under normal market conditions. The securities in the investment portfolio currently have an average credit-quality rating of AA and have effective maturities generally between 3 and 10 years.


  FISCAL YEAR*                                           1999       1998      1997
  ------------------------------------------------------------------------------------
  Total investment income                            $ 34,713   $ 32,730   $34,578
  Total investment income per share                      1.14       1.07      1.13
  Net investment income                                28,838     28,094    30,054
  Net investment income per share                        0.95       0.92      0.98
  Net realized and unrealized gain (loss)             (25,159)   (13,362)    1,421
  Net realized and unrealized gain (loss) per share     (0.83)     (0.43)     0.05
  Net asset value at end of year                        10.56      11.46     11.91
  Market price at end of year                            9.13       9.88     11.16
  Total return on net asset value                        2.70%      5.32%     9.66%
  Total return on market price                           2.99%     (3.11)%   14.76%
  Dividend from net investment income per share      $   1.02   $   0.94   $  0.99
  Effective dividend yield**                            11.17%      9.51%     8.87%

 * IN THOUSANDS (000'S) EXCEPT PER SHARE DATA.

** CURRENT ANNUAL DIVIDEND DIVIDED BY YEAR-END MARKET PRICE.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO STOCKHOLDERS
----------------------------------------
                                                                           PHOTO
                                                                           TO BE
                                                                        INSERTED

March 7, 2000

Dear Stockholders:

The past 12 months have been difficult for the bond markets. Yields rose substantially across the entire maturity spectrum in response to strong economic growth and the Federal Reserve's tighter monetary policy. Both the share price and the Net Asset Value (NAV) of the RCM Strategic Global Government Fund (NYSE
Symbol: RCS) declined during the year reflecting the overall unfavorable environment for bonds. However, RCS was still able to achieve its primary objective of providing stockholders with higher income than that generated by intermediate-term, high-quality U.S. debt securities. In fact, net investment income for the fiscal year was $28.8 million. This represented an increase of $744,095 or 2.6% from the prior year. The strong performance in this area allowed the fund to pay a record $1.02 per share in income during the period up from the $0.94 last year. The dividend distributions in the past year represent a 10.32% yield based on RCS' stock price at the end of the prior fiscal year, which is significantly in excess of the yield on high-quality intermediate maturity U.S. debt securities. As mentioned, the general increase in interest rates caused both the NAV and stock price to decline. Specifically, the NAV of the fund declined 8.5% from $11.46 to $10.56 at January 31, 2000. However, this decline was less than that which would have been incurred by owning intermediate treasury securities which, as measured by Merrill Lynch 5 and 10 year maturity indices, declined by 8.9% and 14.5% respectively. The Fund's total return for the year measured as the sum of dividends paid and change in value was 2.7% on NAV and 3.0% based on the stock price. By comparison, the Merrill Lynch 5 & 10 year indices posted total returns of -3.8% and -9.6% respectively. Other measures of the Fund's performance appear in the table on page 2.

INVESTMENT PORTFOLIO CHARACTERISTICS. The interest rate sensitivity or duration is diversified among a number of geographic regions. Taking into account the use of interest rate swaps, the percentage of the portfolio's duration by region at year end was as follows: United States 51%, Developed Foreign 24%, Emerging Markets 25%. Although the fund has investments in the regions listed in the Portfolio of Investments on page 9 through 12, approximately 99% of the securities at January 31, 2000 were denominated in U.S. dollars. The United States component of the portfolio was invested almost

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CHAIRMAN'S LETTER TO STOCKHOLDERS
-------------------------------------------------

entirely in mortgage-backed securities. The Developed Foreign component was 46% Switzerland and 54% Japan. The emerging market component was split between Europe 23%, Latin America 62% and Asia 15%.

The credit quality of the portfolio remains high. Overall, the average quality of the portfolio was AA+ at year-end. Approximately 86% of the portfolio market value was rated AAA by one of the major rating agencies. The percentage of the total portfolio rated below investment grade at year-end was 11.7%. The aggregate credit profile of the portfolio remains in line with fund policy.

The fund routinely uses financial leverage to manage the income and duration exposures of the portfolio. By policy, the fund's use of leverage is limited to 33.3% of net assets. At year-end, the leverage ratio was 24.34%. While the use of leverage resulted in greater income than could otherwise be generated, leverage also increases risk. I recommend you read the other sections of this report dealing with leverage for useful information on this strategy.

COMPARATIVE PERFORMANCE. In addition to the NAV and stock price performance comparisons referenced above, the fund performed well in comparison to indices representing the major sectors in which the fund invests. The table below summarizes the total return of the fund compared to these indices as well as an unmanaged measure of the overall U.S. bond market, the Lehman Aggregate Index.


                                                                4TH QUARTER   FISCAL 1999
  ---------------------------------------------------------------------------------------
  RCS RETURN ON MARKET PRICE                                        5.40%         2.99%
  RCS RETURN ON NAV                                                 0.17%         2.70%

  Salomon Brothers Mortgage Index                                  (1.02)%        0.35%

  Salomon Brothers World Government Index (Hedged)                  0.59%         0.40%

  JP Morgan Emerging Market Bond Index                              5.31%        25.55%

  Lehman Brothers Aggregate Bond Index                             (0.82)%       (1.85)%

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CHAIRMAN'S LETTER TO STOCKHOLDERS
-------------------------------------------------

STOCK PRICE DISCOUNT TO NAV. The Fund's stock price at the beginning of the fiscal year was 13.8% below the fund NAV. At year-end, this discount had decreased to 13.5%. During the course of the year, the discount ranged from a wide of 20.5% to its narrow point of 8.8%. Overall, the average for the year was 16.1% which was about equal to the prior fiscal year. Many independent factors impact the stock price and therefore the premium or discount of the stock price in relation to the fund's net asset value. The Board has asked fund management to review measures that may be taken to help reduce the discount, while keeping in mind the impact such measures might have on the fund's income generating ability.

RCS WEBSITE. The fund's manager, Dresdner RCM Global Investors, maintains a website about the fund which can be accessed at www.RCSfund.com. The site provides informational updates on the fund's holdings, performance and press releases.

SUMMARY. The fund was again able to meet its primary objective of providing stockholders with a high level of current income. Dividend distributions to stockholders reached a new record of $1.02 per share. Looking forward, I am confident in the ability of the portfolio as currently structured to continue meeting its objectives and expect the coming year to be a better overall environment for the bond market.

Sincerely,

/s/ LUKE D. KNECHT

Luke D. Knecht, CFA
CHAIRMAN OF THE BOARD AND PRESIDENT

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGER'S DISCUSSION AND ANALYSIS
--------------------------------------------------------

REGIONAL PORTFOLIO COMPOSITION. The U.S. bond market posted only its second negative total return this decade, with the bond market as measured by the Lehman Brothers Treasury Index posting a -2.86% return for the year ended January 2000. Yields in the U.S. continued their upward climb throughout the year in reaction to continued strong U.S. domestic growth and fears that the Federal Reserve would take preemptive measures to keep inflation in check. The Fed raised short-term interest rates three times in 1999 in hopes of cooling off the record-expanding economy. This pushed up rates across the entire yield curve, as evidenced by the fact that 10-year U.S. treasury yields ended 2.0% higher than the prior year-end and 30-year U.S. treasury yields ended the period 1.4% higher. Investors chased after higher returns in the U.S. stock market, which had another stellar year as measured by the S&P 500 returning 21.0% for calendar 1999 while the Nasdaq returned a whopping 57.7% for the same period. Equity markets cooled in January, causing both composites to slip a bit for the year ended January 2000. In general, economic activity has been increasing around the world. Though still at subdued levels, inflation turned slightly higher across most of the developed world. However, inflation was considerably lower in emerging economies during the past twelve months, primarily due to the rebound in currency valuations after a significant depreciation in the prior year. While bond markets in most developed countries suffered their worst year since 1994, emerging market debt flourished as crises abated in these regions.

RCS portfolio strategy again relied on three primary bond market sectors:
U.S. domestic markets, developed foreign markets, and emerging markets.

U.S. investments were predominantly mortgage pass-through securities. The U.S. bond market experienced increased appetite for all spread products during the year, including mortgage pass-through securities. This demand was fueled by global stabilization, continuing strong economic growth and little evidence of inflationary pressure. Increased demand coupled with significantly reduced supply resulted in strong performance of pass-throughs. A decrease in volatility increased the demand for mortgages in the second half of the year. Reinvestment of cash flow in new TBA positions was made in securities priced closest to par to maximize exposure to declining volatility.

During the year the Fund modified its exposure to investment-grade corporates and commercial mortgage-backed securities by introducing the use of total return swaps on indices instead of owning individual securities. This was done in order to diversify the Fund's holdings and lock the yield spreads on those securities versus 30-year U.S. Treasuries in the most efficient way possible.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

A second strategy that was important in increasing the dividend income of the Fund was the Fund's exposure to developed foreign markets. The Fund's exposure to developed foreign markets during the period took the form of interest-rate swaps. As noted previously, interest rate swaps are an efficient means to create and manage an exposure to foreign markets without the associated currency risk. During the period the Fund's interest rate swaps included New Zealand, Switzerland, and Japan because the relative steepness of the yield curves in those countries allowed for good sources of income.

A third component of the portfolio, the emerging market portion of the Fund, performed well in absolute terms while trailing the performance of the JP Morgan EMBI+ Index. The underperformance of the RCS emerging market bond component relative to the index was due almost entirely to the recovery of the Russian defaulted debt in the index. The Fund was not invested in Russia (which defaulted in August 1998 on over $30 billion of external debt) until early December when the improving fundamentals and political situation again made it feasible to do so. The emerging market exposure remains well diversified with investments in 11 countries' sovereign debt as well as corporate bonds. This strategy has enhanced the NAV performance of the Fund as well as adding stability to the overall fund performance. As Dresdner RCM became more confident of the prospects for this sector during the fourth quarter we moved to reduce the Fund's emerging market debt index total return swap positions and transitioned into specific Latin American cash bonds which further enhanced performance.

FINANCIAL LEVERAGE. Financial leverage is an integral part of Dresdner RCM's income and duration management strategies for RCS. Transactions that are financed allow RCS to earn the spread between the yield of the underlying security and short-term interest rates. A financed transaction has three important effects: 1) it increases income to the extent of the interest rate spread, 2) it increases overall duration risk, and 3) it adds sensitivity to rising short-term interest-rates. As leverage, these transactions are limited by regulations. To manage overall duration, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged $108 million in bonds sold forward during the period. At January 31, 2000, there were $83 million in similar positions.

Financed mortgage-backed securities, "mortgage dollar rolls," contributed
$4.6 million in income in fiscal 1999 on average volume of $287 million. The income contribution appears on the Statement of Operations as Fee Income. At January 31, 2000, there were $277 million in mortgage dollar rolls. To limit the effect of leverage, the Fund has segregated $254 million in high-quality, liquid assets.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

Since 1994, RCS has used interest-rate swaps for managing income and duration. During the fiscal year 1999, RCS averaged $359 million in notional interest rate swaps. The income from swap agreements was $2.7 million and is included in the Fund's interest income. At January 31, 2000, there were $525 million in notional swap agreements based on developed foreign and domestic markets. In 1999, RCS entered into $470 million notional U.S. interest rate swaps that served to lock the cost of financing on mortgage dollar roll positions.

DISCOUNT. As with other closed-end bond funds, the market price of RCS may trade at a premium or discount to the net asset value depending on a number of factors beyond the control of the Fund or Dresdner RCM--for instance, the phases of the interest rate cycle, the stock market, and investor sentiment. The average percentage stock price discount to net asset value throughout the year ended January 31, 2000 was 16.1%. The Fund ended the period at a discount of 13.5% although it was as high as 20.5% in the latter half of the year. We believe the interim increase in the discount is most likely attributable to the sharp increase in interest rates and general investor aversion to bond funds during periods when the Federal Reserve is increasing short-term interest rates. Dresdner RCM continues to believe that efforts to inform and educate the investment community of the quality and strategies of RCS can positively impact the share price and therefore help reduce the Fund's discount. Dresdner RCM continues to be active in this regard, including meeting with analysts and enhancing the Fund's web site.

Because of the strong upward move in rates, the NAV of the fund declined during the fiscal year from $11.46 to $10.56 or 8.5%. However, Dresdner RCM is pleased to report that the decline in the net asset value (NAV) was significantly less than that experienced by intermediate maturity treasury securities. For example, the Merrill Lynch index for current coupon 5-year treasury securities declined in value by 8.9% while the 10-year maturity treasury index was off 14.5%.

Finally, we believe delivering consistent performance by generating a high and stable level of income is important to attracting investors to the Fund. The Fund succeeded in generating a record level of income in the latest fiscal year as the average yield on market price rose throughout the period from an average of 9.11% to 10.93% at January 31, 2000. We believe the Fund is well positioned to meet this objective in the coming year. The Fund was also able to pay stockholders additional income at the end of the year through a series of special dividends totaling $0.13, in addition to the regular $0.074 monthly dividend.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGER'S DISCUSSION AND ANALYSIS
-------------------------------------------------

MARKET OUTLOOK. Dresdner RCM believes that the Federal Reserve is likely to further increase the Fed Funds rate in the coming months in an attempt to further slow economic growth to a non-inflationary pace. Although much of this risk is already discounted in bond markets, the potential exists for more significant increases in rates if the economy does not slow or if inflation accelerates. Although there are signs that previous rate increases have started to slow the economy, we do not believe the theme of upward pressure on rates has fully played itself out. Adding to the upward pressure is concern by the Federal Reserve that much of the liquidity supplied to markets has gone into financial assets-- specifically stocks--pushing the prices to unreasonable heights. Therefore we believe it is likely the Fed will continue to incrementally raise short-term rates until there is convincing evidence that the economy is slowing or the stock markets enters a sharp downturn. Correspondingly, the Fund has maintained a neutral duration position in light of these beliefs.

Overall, Dresdner RCM believes that absolute returns for bonds will be better in 2000 than in 1999. Bond valuations are more attractive than last year, and although global growth is expected to continue, inflationary pressures should remain relatively muted because of the continued productivity gains and excess capacity in the world economy. If world central banks can continue to engineer non-disruptive slowdowns in their respective economies, then price pressures will be contained and bonds will perform well. Abroad, economic confidence has improved in both Europe and Japan. Therefore, we will continue to look for attractive investment alternatives in non-U.S. markets and we will continue to expose the Fund to these markets through interest-rate swaps as a more efficient means of holding foreign exposure without the currency risk.

YEAR 2000 REPORT. We are pleased to report to stockholders that the Fund experienced no difficulties related to the rollover to the Year 2000. Dresdner RCM devoted significant resources to Y2K preparedness throughout 1999 that included exhaustive testing and auditing, with the majority of Y2K changes implemented by mid-year 1999. All of Dresdner RCM's hardware, software, and office systems as well as its building facilities and data centers are Y2K compliant, and there was no interruption to service of any kind experienced in the turnover to the new millennium.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INVESTMENT INCOME SUMMARY
----------------------------
(UNAUDITED)

                                                                      1999           1999          1998          1998
                                                                PERCENTAGE        (000'S)    PERCENTAGE       (000'S)
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs                                             48.4%  $      16,810        49.6%      $16,244
  Mortgage Dollar Rolls                                              13.2%          4,571         8.4%        2,758
  Mortgage Projects/CMO's                                             8.9%          3,082         6.2%        2,036
  Corporate Bonds                                                     3.1%          1,073         0.8%          274
  Cash & Other                                                        2.5%            895         1.8%          571
---------------------------------------------------------------------------------------------------------------------
  Total United States                                                76.1%         26,431        66.8%       21,883
---------------------------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Switzerland                                                         2.7%            947         1.4%          453
  New Zealand                                                         1.6%            545         0.4%          125
  Canada                                                              0.3%            112         2.2%          728
  Japan                                                               0.2%             57           --           --
  Germany                                                               --             --         2.1%          690
  The Netherlands                                                       --             --         1.8%          579
  Belgium                                                               --             --         1.1%          362
  Finland                                                               --             --         0.9%          284
---------------------------------------------------------------------------------------------------------------------
  Total Developed Foreign                                             4.8%          1,661         9.9%        3,221
---------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Mexico                                                              3.7%          1,289         5.7%        1,881
  Brazil                                                              3.0%          1,033         0.5%          161
  Bulgaria                                                            2.2%            772           --           --
  Philippines                                                         2.0%            700         0.1%           22
  EMBI+ Index                                                         1.7%            592         2.0%          649
  Argentina                                                           1.2%            423         6.4%        2,109
  Venezuela                                                           1.0%            335           --           --
  Ecuador                                                             0.9%            300           --           --
  Russia                                                              0.6%            216           --           --
  Turkey                                                              0.6%            195           --           --
  Indonesia                                                           0.4%            154           --           --
  Panama                                                              0.4%            132         4.6%        1,500
  Korea                                                               0.4%            130         1.9%          630
  Other                                                               1.0%            350         2.1%          674
---------------------------------------------------------------------------------------------------------------------
  Total Emerging Markets                                             19.1%          6,621        23.3%        7,626
---------------------------------------------------------------------------------------------------------------------
  Total RCS Investment Income                                       100.0%  $      34,713       100.0%      $32,730
---------------------------------------------------------------------------------------------------------------------

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------
JANUARY 31, 2000

COUNTRY/   PRINCIPAL                                                                MARKET VALUE (US$)
CURRENCY     (000'S)  DESCRIPTION                                                             (NOTE 1)
------------------------------------------------------------------------------------------------------
DEBT SECURITIES -- 188.0%*
ARGENTINA -- 4.4%
                      Republic of Argentina
ARS            8,222  3.11%, Bocon Bond, Series PRE1, 04/01/01                        $   3,153,720
USD            5,412  6.81%, Floating Rate, 03/31/05                                      4,857,270
USD            7,256  9.75%, 09/19/27                                                     6,222,020
                                                                                      -------------
                      Total Argentina                                                    14,233,010
                                                                                      -------------
BRAZIL - 4.7%
USD                   Federal Republic of Brazil
                      C Bond, 5.00% with 3.00%
               7,890  Interest Capitalization, 04/15/14                                   5,483,206
               1,000  5.75%, Step-Up Coupon, 04/15/24                                       606,300
               5,598  6.94%, Floating Rate, 04/15/06                                      4,772,039
               6,076  7.00%, Floating Rate, 04/15/12                                      4,222,820
                                                                                      -------------
                      Total Brazil                                                       15,084,365
                                                                                      -------------
BULGARIA -- 2.1%
USD                   National Republic of Bulgaria
               9,591  2.75%, Step-Up Coupon, 07/28/12                                     6,833,588
                                                                                      -------------
INDIA -- 0.6%
USD                   Reliance Industries Ltd.
               1,900  9.38%, 06/24/26, Series 144A**                                      1,892,780
                                                                                      -------------
KOREA -- 0.7%
USD                   Korea Electric and Power
                  12  6.38%, 12/01/03                                                        11,197
                      Korea Telecom
                 682  7.63%, 4/15/07                                                        651,242
                      Cho Hung Bank
               1,580  11.07%, Floating Rate, 01/07/05, Series 144A**                      1,617,525
                                                                                      -------------
                      Total Korea                                                         2,279,964
                                                                                      -------------
MEXICO -- 2.3%
                      United Mexican States
EURO           5,000  7.38%, 07/06/06                                                     4,940,876
USD            1,015  9.88%, 02/01/10                                                       992,163
USD                   Nuevo Grupo Iusacell SA
               1,285  14.25%, 12/01/06, Series 144A**                                     1,337,531
                                                                                      -------------
                      Total Mexico                                                        7,270,570
                                                                                      -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 2000

COUNTRY/   PRINCIPAL                                                                MARKET VALUE (US$)
CURRENCY     (000'S)  DESCRIPTION                                                             (NOTE 1)
------------------------------------------------------------------------------------------------------
PANAMA -- 1.1%
USD                   Republic of Panama
               4,493  4.25%, Step-Up Coupon, 07/17/14                                 $   3,454,218
                                                                                      -------------
PHILIPPINES -- 1.3%
USD                   Republic of Philippines
               2,889  6.88%, Step-Up Coupon, 06/01/08                                     2,751,825
                      Globe Telecom
               1,254  13.00%, 08/01/09, Series 144A**                                     1,386,046
                                                                                      -------------
                      Total Philippines                                                   4,137,871
                                                                                      -------------
RUSSIA -- 2.2%
USD                   Russian Federation
               9,967  12.75%, 06/24/28, Series 144A**                                     7,164,280
                                                                                      -------------
TURKEY -- 2.2%
USD                   Republic of Turkey
               3,965  11.88%, 01/15/30                                                    4,068,883
               2,980  12.38%, 06/15/09                                                    3,153,138
                                                                                      -------------
                      Total Turkey                                                        7,222,021
                                                                                      -------------
VENEZUELA -- 1.5%
USD                   Republic of Venezuela
               3,429  7.00%, 12/18/07                                                     2,678,726
               3,637  9.25%, 09/15/27                                                     2,314,223
                                                                                      -------------
                      Total Venezuela                                                     4,992,949
                                                                                      -------------
UNITED STATES -- 164.9%
USD                   MORTGAGE-BACKED SECURITIES -- 156.6%
               8,837  FHA Project Pool 56, 7.43%, 11/01/22****                            8,723,020
               5,725  FHA Project Pool 144 S, 7.43%, 06/01/24****                         5,322,829
              50,236  FHLMC     7.50%, 2025 - 2026****                                   49,098,580
               2,481  FHLMC     8.00%, 2024      ****                                     2,479,810
              51,193  FNMA      6.50%, 2024 - 2029****                                   47,540,117
              18,611  FNMA      7.00%, 2004 - 2029****                                   17,744,718
              12,850  FNMA      7.50%, 2026 - 2028****                                   12,551,061
              50,593  GNMA      7.00%, 2024 - 2029****                                   48,277,452
              33,381  GNMA      7.50%, 2006 - 2028****                                   32,583,887
               2,394  GNMA      8.00%, 2016 - 2022****                                    2,408,315
                 276  GNMA      8.50%, 2016 - 2023****                                      281,975
              74,000  FNMA      6.50%, 2029 TBA***                                       68,720,100
             194,000  FNMA      7.00%, 2029 TBA***                                      184,973,180
              24,300  FNMA      7.50%, 2029 TBA***                                       23,734,539
                                                                                      -------------
                      Total Mortgage-Backed Securities                                  504,439,583
                                                                                      -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 2000

COUNTRY/   PRINCIPAL                                                                MARKET VALUE (US$)
CURRENCY     (000'S)  DESCRIPTION                                                             (NOTE 1)
------------------------------------------------------------------------------------------------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
                      DLJ Mortgage Acceptance Corp.
               1,000  Series 1994-MF11, Class A2, 8.10%, 05/18/04                     $   1,001,250
               4,850  Series 1994-MF11, Class A3, 8.10%, 07/19/04                         4,840,717
                      G E Capital Mortgage Services, Inc.
               3,502  Series 1994-12, Class B1, 6.00%, 04/25/09                           3,249,390
                                                                                      -------------
                      Total Collateralized Mortgage Obligations                           9,091,357
                                                                                      -------------
                      TREASURY NOTES -- 5.5%
                      United States Treasury Note****
              19,250  5.50%, 05/15/09                                                    17,646,860
                                                                                      -------------
                      Total United States                                               531,177,800
                                                                                      -------------
TOTAL DEBT SECURITIES -- (COST $633,966,200)                                            605,743,416
                                                                                      -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 2000

COUNTRY/      SHARES                                                                MARKET VALUE (US$)
CURRENCY     (000'S)  DESCRIPTION                                                             (NOTE 1)
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
UNITED STATES -- 3.0%
USD                   MONEY MARKET FUNDS -- 3.0% (NOTE 1)
               9,510  SSgA U.S. Government Money Market Fund****                      $   9,510,304
                                                                                      -------------
TOTAL SHORT-TERM INVESTMENTS -- (COST $9,510,304)                                         9,510,304
                                                                                      -------------
TOTAL INVESTMENTS -- 191.0% (COST $643,476,504)                                         615,253,720
                                                                                      -------------
Payable for Investments Purchased -- (92.3)%                                           (297,265,064)
Payable for Investments Sold on a Forward Commitment Basis, net -- (23.9)%+             (77,069,719)
Other Assets Less Liabilities -- 25.2%++                                                 81,292,310
                                                                                      -------------
NET ASSETS -- 100.0%                                                                  $ 322,211,247
                                                                                      =============

TERMS
ARS       -- Argentine Peso
EURO      -- Euro
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollar

   * PERCENTAGE OF NET ASSETS
  ** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
     MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.
 *** SETTLEMENT OF MORTGAGE BACKED SECURITIES IS ON A DELAYED DELIVERY BASIS
     WITH THE FINAL MATURITY TO BE ANNOUNCED (TBA) IN THE FUTURE. AT
     JANUARY 31, 2000, THE VALUE OF THE FUND'S FORWARD COMMITMENT PURCHASES WAS $277,427,819.
**** ALL OR A PORTION OF THESE SECURITIES HAVE BEEN SEGREGATED TO COVER THE
     FUND'S LEVERAGE TRANSACTIONS.
--------------------------------------------------------------------------------

+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities:

          PRINCIPAL                                            MARKET VALUE (US$)
CURRENCY    (000'S)  DESCRIPTION                                         (NOTE 1)
---------------------------------------------------------------------------------
USD        $33,000   U.S. Treasury Bonds 5.50%, 08/15/28       $       28,478,010
             9,500   U.S. Treasury Bonds 6.00%, 02/15/26                8,795,273
            20,075   U.S. Treasury Bonds 6.38%, 08/15/27               19,507,279
            11,200   U.S. Treasury Bonds 6.50%, 11/15/26               11,054,736
             9,200   U.S. Treasury Bonds 6.63%, 02/15/27                9,224,472
           -------                                             ------------------
           $82,975   (Proceeds $75,683,525)                    $       77,059,770
           =======                                             ==================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JANUARY 31, 2000

++ As of January 31, 2000, the Fund had the following outstanding swap agreements denominated in U.S. dollars - (Note 1):

           COUNTER-
NOTIONAL      PARTY                                          SWAP                           UNREALIZED
  AMOUNT     CREDIT                         TERMINATION  MATURITY       RATE      RATE    APPRECIATION
 (000'S)     RATING   COUNTRY/ISSUER               DATE      DATE   RECEIVED      PAID  (DEPRECIATION)
------------------------------------------------------------------------------------------------------
$100,000        AAA   U.S. Dollar interest      2/01/01   2/01/01    5.86%(a)  5.89%      $  638,600
                      rate
 100,000        AAA   U.S. Dollar interest      2/07/01   2/07/01    5.90%(a)  5.74%         782,900
                      rate
  60,000         AA   U.S. Dollar interest      2/01/01   2/01/01    5.86%(a)  5.91%         221,700
                      rate
  50,000          A   Treasury Index (c)        1/25/01   1/25/01    5.74%     6.80%               0
  50,000        AAA   U.S. Dollar interest      2/14/01   2/14/01    5.78%(a)  6.16%         142,800
                      rate
  45,000          A   Corporate Total           7/01/00   7/01/00    1.26%     1.83%        (384,120)
                      Return Index (d)
  40,000         AA   CMBS Total Return         6/30/00   6/30/00    1.36%     1.36%        (505,200)
                      Index (e)
  25,000         AA   Switzerland (f)           3/15/02   3/15/10    4.02%     2.67%(a)     (273,000)
  25,000         AA   Japan (g)                 3/15/02   3/15/10    2.12%     0.33%(b)      351,650
  25,000         AA   CMBS Total Return        10/31/00  10/31/00    7.43%     5.58%(a)     (525,100)
                      Index (h)
   5,000          A   Mexico                    3/19/08   3/12/08    8.63%     3.94%(a)     (122,145)
------------------------------------------------------------------------------------------------------
$525,000                                                                                  $  328,085
------------------------------------------------------------------------------------------------------

(a) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE AT RESET DATE, EXCEPT MEXICO WHICH IS BASED ON THE U.S. INTERBANK OFFERED RATE.

(b) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE, BUT FIXED THROUGH MARCH 15, 2001.

(c) TOTAL RETURN SWAP WITH GOLDMAN SACHS CAPITAL MARKETS L.P. THE FUND PAYS A FIXED INTEREST RATE AND RECEIVES A FLOATING RATE (BASED ON THE INTERBANK OFFERED RATE AT RESET DATE) PERIODICALLY. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS LONG TREASURY INDEX ADJUSTED FOR INTEREST RECEIVED OR PAID. THE LONG TREASURY INDEX IS A BROAD MARKET INDEX FOR U.S. TREASURIES WITH MATURITIES OF TEN YEARS OR LONGER.

(d) TOTAL RETURN SWAP WITH GOLDMAN SACHS CAPITAL MARKETS L.P. THE FUND RECEIVES FIXED INTEREST RATES PERIODICALLY. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS CORPORATE INDEX LESS THE TOTAL RETURN OF THE LEHMAN BROTHERS TREASURY INDEX ADJUSTED FOR INTEREST RECEIVED OR PAID. THE CORPORATE AND TREASURY INDICES ARE BROAD MARKET INDICES FOR U.S. INVESTMENT-GRADE CORPORATE SECURITIES AND U.S. TREASURIES.

(e) TOTAL RETURN SWAP WITH J.P MORGAN. THE FUND RECEIVES FIXED INTEREST RATES PERIODICALLY. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS CMBS INVESTMENT GRADE INDEX LESS THE TOTAL RETURN OF THE J.P. MORGAN U.S. GOVERNMENT INDEX ADJUSTED FOR INTEREST RECEIVED OR PAID. THE CMBS AND U.S GOVERNMENT INDICES ARE BROAD MARKET INDICES FOR U.S. INVESTMENT-GRADE COMMERCIAL MORTGAGE-BACKED SECURITIES AND U.S. TREASURIES.

(f) ON TERMINATION DATE, THE FUND WILL RECEIVE OR PAY AN ADDITIONAL AMOUNT BASED UPON THE MOVEMENT OF THE 8 YEAR SWISS SWAP RATE.

(g) ON TERMINATION DATE, THE FUND WILL RECEIVE OR PAY AN ADDITIONAL AMOUNT BASED UPON THE MOVEMENT OF THE 8 YEAR JAPANESE SWAP RATE.

(h) TOTAL RETURN SWAP WITH J.P MORGAN. AT TERMINATION, THE FUND WILL RECEIVE OR PAY THE TOTAL RETURN OF THE LEHMAN BROTHERS CMBS INVESTMENT GRADE INDEX. THE CMBS INDEX IS A BROAD MARKET INDICES FOR U.S. INVESTMENT-GRADE COMMERCIAL MORTGAGE-BACKED SECURITIES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
JANUARY 31, 2000

     ASSETS:
     Investments at value -- (Note 1)
       (cost $633,966,200)                                    $ 605,743,416
     Cash                                                         1,010,544
     Cash equivalents -- (Note 1)                                 9,510,304
     Receivable for investments sold -- (Note 1)                 76,744,469
     Receivable for interest rate swap contracts -- (Note 1)        328,085
     Interest receivable                                          3,939,545
                                                              -------------
         Total Assets                                           697,276,363
                                                              -------------
     LIABILITIES:
     Payable for delayed delivery investments purchased         278,359,539
     Payable for investments purchased -- (Note 1)               18,905,525
     Investments sold on a forward commitment basis -- (Note
       1)                                                        77,069,719
     Deferred fee income on dollar rolls -- (Note 1)                236,499
     Payable for:
       Investment management fees -- (Note 2)                       264,918
       Custodial fees                                                15,925
       Administration fees -- (Note 2)                               52,375
       Professional fees                                             88,182
       Directors' fees                                                3,074
       Other expenses                                                69,360
                                                              -------------
         Total Liabilities                                      375,065,116
                                                              -------------
     NET ASSETS                                               $ 322,211,247
                                                              =============
     NET ASSETS CONSIST OF:
     Paid-in capital -- (Note 3)                              $ 380,927,078
     Accumulated undistributed net investment income              2,879,455
     Accumulated net realized loss on investments, foreign
       currency
       transactions, interest rate swaps, and forward
       commitments                                              (32,290,622)
     Net unrealized depreciation on investments, interest
       rate swaps,
       and forward commitments                                  (29,304,664)
                                                              -------------
     NET ASSETS                                               $ 322,211,247
                                                              =============
     NET ASSET VALUE PER SHARE
     (30,515,800 shares outstanding)                          $       10.56
                                                              =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF OPERATIONS
-------------------------
FOR THE YEAR ENDED JANUARY 31, 2000

     INVESTMENT INCOME:
     Income:
       Interest                                               $ 30,141,977
       Fee income -- (Note 1)                                    4,570,738
                                                              ------------
     Total investment income                                    34,712,715
                                                              ------------
     Expenses:
       Investment management fees -- (Note 2)                    3,222,796
       Interest expense -- (Note 1)                              1,945,862
       Administration fees -- (Note 2)                             255,166
       Printing and postage expenses                               164,198
       Professional fees                                           128,545
       Custodial fees                                               52,891
       Directors' fees and expenses                                 32,950
       Registration and filing fees                                 32,048
       Transfer agent fees                                          23,492
       Other expenses                                               16,882
                                                              ------------
     Total expenses                                              5,874,830
                                                              ------------
     Net investment income                                      28,837,885
                                                              ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investments, foreign currency
       transactions, interest rate swaps, and forward
       commitments                                               4,796,665
     Net change in unrealized depreciation on investments,
       foreign currency
       translations, interest rate swaps, and forward
       commitments                                             (29,955,683)
                                                              ------------
     Net realized and unrealized loss on investments           (25,159,018)
                                                              ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $  3,678,867
                                                              ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------

                                                                     YEAR ENDED          YEAR ENDED
                                                               JANUARY 31, 2000    JANUARY 31, 1999
                                                              -----------------   -----------------
     OPERATIONS:
     Net investment income                                      $  28,837,885       $  28,093,790
     Net realized gain on investments, foreign currency
       transactions,
       interest rate swaps, and forward commitments                 4,796,665          12,672,296
     Net change in unrealized depreciation on investments,
       foreign currency translations, interest rate swaps,
       and forward commitments                                    (29,955,683)        (26,033,904)
                                                                -------------       -------------
     Net increase in net assets resulting from operations           3,678,867          14,732,182

     DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income -- (Note 1)             (31,065,084)        (28,562,789)
                                                                -------------       -------------
     Net decrease in net assets                                   (27,386,217)        (13,830,607)

     NET ASSETS:
     Beginning of period                                          349,597,464         363,428,071
                                                                -------------       -------------
     End of period*                                             $ 322,211,247       $ 349,597,464
                                                                -------------       -------------
                                                                -------------       -------------

   * Includes accumulated undistributed net investment
     income                                                     $   2,879,455       $   3,031,956
                                                                -------------       -------------
                                                                -------------       -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CASH FLOWS
-------------------------
FOR THE YEAR ENDED JANUARY 31, 2000

     CASH FLOWS FROM OPERATING ACTIVITIES:
      Investment income received                              $   30,213,801
      Operating expenses paid                                     (3,966,360)
      Purchase of investments*                                (2,424,077,097)
      Proceeds from disposition of investments*                2,507,381,948
                                                              --------------
      Net cash and equivalents provided by operating
       activities                                                109,552,292
                                                              --------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
      Net payment for reverse repurchase agreements              (81,127,000)
      Net payment for interest on reverse repurchase
       agreements                                                 (2,093,800)
      Net proceeds from dollar roll transactions                   4,705,927
      Dividends and distributions to stockholders                (31,065,084)
                                                              --------------
      Net cash and equivalents used in by financing
       activities                                               (109,579,957)
                                                              --------------
      Net decrease in cash and equivalents                           (27,665)
      Cash and equivalents at beginning of year                   10,548,513
                                                              --------------
      Cash and equivalents at end of year                     $   10,520,848
                                                              ==============
     RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH
      PROVIDED BY OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations    $    3,678,867
      Decrease in investments                                     83,427,287
      Net realized gain on investments and forward
       commitments                                                (4,796,665)
      Net unrealized depreciation on investments                  34,625,843
      Net interest expense on reverse repurchase agreements        1,945,862
      Change in:
        Receivable for investments sold                            2,407,474
        Net unrealized appreciation on interest rate swaps        (4,416,325)
        Interest receivable                                        1,641,708
        Payable for investments purchased                         (5,018,999)
        Payable for investments sold on a forward commitment
        basis                                                     (3,944,509)
        Accrued expenses                                               1,749
                                                              --------------
      Net cash and equivalents provided by operating
       activities                                             $  109,552,292
                                                              ==============
     * PURCHASES AND PROCEEDS INCLUDE INVESTMENTS TRADED ON
       A FORWARD COMMITMENT BASIS THAT ARE NOT INCLUDED IN
       THE FUND'S PORTFOLIO TURNOVER RATE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FINANCIAL STATEMENTS
------------------------------

For a share outstanding throughout each fiscal year:

                                                                                  JANUARY 31,
                                                              ----------------------------------------------------
                                                                   2000       1999       1998       1997      1996
                                                              ---------  ---------  ---------  ---------  --------
PER SHARE OPERATING PERFORMANCE (a):
  Net asset value, beginning of year                          $  11.46   $  11.91   $  11.87   $  11.64   $  10.85
                                                              --------   --------   --------   --------   --------
  Net investment income                                           0.95       0.92       0.98       0.94       0.96
  Net realized and unrealized gain (loss)                        (0.83)     (0.43)      0.05       0.21       0.72
                                                              --------   --------   --------   --------   --------
  Net increase in net assets resulting from operations            0.12       0.49       1.03       1.15       1.68
  Less distributions:
    Dividends from net investment income                         (1.02)     (0.94)     (0.99)     (0.92)     (0.89)
                                                              --------   --------   --------   --------   --------
  Net asset value, end of year                                $  10.56   $  11.46   $  11.91   $  11.87   $  11.64
                                                              ========   ========   ========   ========   ========
  Per share market value, end of year                         $   9.13   $   9.88   $  11.16   $  10.63   $  10.25
                                                              ========   ========   ========   ========   ========
  Total return based on net asset value                           2.70%      5.32%      9.66%     11.72%     17.07%
  Total return based on market price                              2.99%     (3.11)%    14.76%     13.57%     16.21%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                        $322,211   $349,597   $363,428   $362,102   $355,287
  Ratio of total expenses to average net assets                   1.73%      1.31%      1.25%      1.25%      1.20%
  Ratio of interest expense to average net assets                 0.57%      0.10%        --         --         --
  Ratio of net investment income to average net assets            8.50%      7.93%      8.29%      8.21%      8.50%
  Portfolio turnover (b)                                            74%       133%        29%        59%        96%

  (a) CALCULATED USING THE AVERAGE SHARE METHOD.

  (b) DOES NOT INCLUDE THE EFFECT OF MORTGAGE DOLLAR ROLL TRANSACTIONS OR FORWARD COMMITMENT TRANSACTIONS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency exchange contract ("forward contract") is an agreement between two parties to buy or sell currency at a set price on a

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) future date. The Fund may enter into a forward contract in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward contract exchange rate. Realized gains or losses on forward contracts include net gains or losses on forward contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of forward contracts is included in the Fund's Statement of Assets and Liabilities and is carried on a net basis. The Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the forward contract or if the value of the currency changes unfavorably. As of January 31, 2000, there were no open forward contracts.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At January 31, 2000, there were $77,059,770 of forward sale commitments outstanding.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $4,570,738. At January 31, 2000, there were $278,359,539 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

INTEREST RATE SWAPS: The Fund enters into interest rate swaps for investment, hedging and risk management purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest--e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

At January 31, 2000, the Fund had entered into the swaps with $525 million in notional amount to provide regional exposure to interest rates. The swaps are U.S. dollar-denominated to provide interest rate exposure without foreign currency exchange risk. The difference between rates received and paid by the Fund constitutes investment income, and is shown as a component of interest income on the Statement of Operations of $2,726,745 for the year. Net unrealized appreciation on swap positions was $328,085 at January 31, 2000.

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At January 31, 2000 the Fund had no open reverse repurchase agreements outstanding. The average daily balance of reverse repurchase agreements outstanding during the period ended
January 31, 2000, was approximately $40,588,203 at a weighted average interest rate of approximately 4.95%. The maximum amount of reverse repurchase agreements outstanding during the period ended January 31, 2000, was $180,586,000. For the year ended January 31, 2000, interest expense in connection with reverse repurchase agreement amounted to $1,945,862.

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. Transactions that are financed by the Fund results in financial leverage that the Fund uses to manage income and duration exposures of the Fund. The use of leverage increases the overall duration risk of the Fund, and an increased sensitivity to rising short term interest-rates. The Fund's use of leverage is limited to 33.3% of net assets. In order to limit leverage, the Fund segregated $253,555,450 in high credit quality, liquid investments against outstanding obligations, resulting in $103,673,424 net leverage at January 31, 2000.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) income and net realized capital gains to its stockholders. Therefore, no federal income tax provision is required. As of January 31, 2000, the Fund had capital loss carryovers of $5,882,659, $18,629,658, and $1,742,109 which will expire on January 31, 2003, January 31, 2004, and January 31, 2006, respectively.

DISTRIBUTIONS TO STOCKHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds to be cash equivalents.

2.  TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
Dresdner RCM Global Investors LLC, the Fund's investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and accounting agent, and receives an administrator fee of 0.06% on the first $250 million of the Fund's average daily assets, 0.03% on the next $250 million and 0.01% on the amounts thereafter and an accounting fee of $90,000 annually. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its "not interested" directors an annual fee of $6,000 plus $1,000 for each meeting attended.

3.  CAPITAL SHARES
At January 31, 2000, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the period ended January 31,

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
------------------------------------------

4.  PURCHASES AND SALES OF SECURITIES (CONTINUED)
2000, aggregated $424,320,366 and $335,897,875, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities and dollar rolls, for the period ended January 31, 2000, aggregated $217,229,545 and $144,046,307, respectively. At January 31, 2000, the aggregate cost of investments for federal income tax purposes was $644,396,019. Gross unrealized appreciation and depreciation of investments aggregated $2,203,929 and $31,346,228, respectively, resulting in net unrealized depreciation of $29,142,299 at January 31, 2000.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INDEPENDENT AUDITOR'S REPORT
------------------------------

To the Board of Directors and Stockholders of the RCM Strategic Global Government Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and cash flows, and the financial highlights present fairly, in all material respects, the financial position of the RCM Strategic Global Government Fund, Inc., (hereafter referred to as the "Fund"), at January 31, 2000, the results of its operations, the changes in its net assets, cash flows and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 17, 2000

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
---------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call
(800) 426-5523.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STOCKHOLDER MEETING RESULTS
------------------------------------------
(UNAUDITED)

The Annual Meeting of Stockholders of RCM Strategic Global Government Fund, Inc. was held on Thursday, August 26, 1999. The number of shares issued, outstanding and eligible to vote as of the record date (July 1, 1999) was 30,515,800. Present were 28,826,505 shares represented by 163 proxies or 94.46% of the eligible voting shares tabulated. The matters voted upon by Stockholders and the resulting votes for each matter are presented below:

1. James M. Whitaker and Luke D. Knecht were re-elected to the Board of Directors for terms to expire in 2002 and 2000, respectively, or until their successors shall be duly elected and qualified. The votes for James M. Whitaker were cast: For (28,457,693), Withheld (368,812). The votes for
    Luke D. Knecht were cast: For (28,459,823), Withheld (366,683).

2. The selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending January 31, 2000 was ratified. The votes were cast: For (28,376,147), Against (185,320), Abstain (265,038).

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CORPORATE INFORMATION
-------------------------------

DIRECTORS
Luke D. Knecht, CHAIRMAN AND PRESIDENT
Francis E. Lundy
James M. Whitaker

OFFICERS
George A. Rio
 CHIEF FINANCIAL OFFICER
Judith W. O'Connell
 SECRETARY AND TREASURER
Steven L. Wong
 ASSISTANT TREASURER
INVESTMENT MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(800) 426-5523

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

COUNSEL
Ropes & Gray
One International Place

Boston, Massachusetts 02110-2624

Dresdner RCM Global Investors provides management and advice for approximately US$82 billion in assets worldwide. Dresdner RCM Global Investors LLC, the U.S. affiliate of Dresdner RCM Global Investors and the manager of the Fund, has over US$45 billion under management and advice and a history as one of the most respected institutional management firms in the United States.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE STOCKHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF PRIOR STOCKHOLDER REPORTS, PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400 OR VISIT THE FUND'S WEBSITE AT www.rcsfund.com.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111